             As filed with the Securities and Exchange Commission
                   on December 20, 1999                            File No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                             REGISTRATON STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        THE CHARLES SCHWAB CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

             Delaware                                          94-3025021
   (State or Other Jurisdiction                             (I.R.S. Employer
 of Incorporation or Organization)                         Identification No.)

                               120 Kearny Street
                       San Francisco, California 94104
                   (Address of Principal Executive Offices)

                        The Charles Schwab Corporation
                         Employee Stock Incentive Plan
                           (Full Title of the Plan)

                             Joseph R. Martinetto
                      Senior Vice President and Treasurer
                        The Charles Schwab Corporation
                               120 Kearny Street
                       San Francisco, California 94104
                           Telephone:  415/627-7000
           (Name, Address and Telephone Number, Including Area Code,
                             of Agent for Service)


                                         CALCULATION OF REGISTRATION FEE
===========================================================================================================
                                             Proposed Maximum       Proposed Maximum       Amount of
Title of Securities  Amount to be            Offering Price Per     Aggregate Offering     Registration Fee
to be Registered     Registered (1)          Share (2)              Price (2)
-----------------------------------------------------------------------------------------------------------
Common Stock,
$0.01 par value       9,200,000                  $35.65625              $328,037,500           $86,601.90
===========================================================================================================

(1) Pursuant to Rule 416(a) of the Securities Act of 1933, this Registration Statement also covers an additional indeterminate number of shares which by reason of certain events specified in the Plan may become subject to the plan.

(2) Pursuant to Rule 457(h), the maximum offering price was calculated to be $35.65625 on the basis of the average of the high and low prices at which the common stock was sold on December 17, 1999.

                                   PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
         ------------------------------------------------

     Pursuant to General Instruction E to Form S-8, the contents of The Charles Schwab Corporation's Registration Statement on Form S-8 (File No. 333-48335) as filed with the Securities and Exchange Commission as of March 20, 1998 are incorporated herein by reference, except as the same may be modified by the information set forth herein. This Registration Statement is being filed to register an additional 9,200,000 shares of the common stock of The Charles Schwab Corporation under its Employee Stock Incentive Plan.


Item 8.  Exhibits.
         --------

Exhibit
Number    Exhibit Description
------    -------------------

    5     Opinion of Counsel

 23.1     Independent Auditors' Consent

 23.2     Consent of Counsel (included in Exhibit 5)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and the State of California, on this 17th day of December, 1999.


                                        THE CHARLES SCHWAB CORPORATION
                                        (Registrant)


                                        By: /s/ Charles R. Schwab
                                            --------------------------
                                            Charles R. Schwab
                                            Chairman and
                                            Co-Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on this 17th day of December, 1999 by the following persons in the capacities indicated.

            Signature                                    Title
            ---------                                    -----

/s/ Charles R. Schwab
------------------------------------
    Charles R. Schwab                       Chairman, Co-Chief Executive Officer
                                            and Director (principal executive
                                            officer)

/s/ David S. Pottruck
------------------------------------
    David S. Pottruck                       President, Co-Chief Executive
                                            Officer and Director
                                            (principal executive officer)
/s/ Christopher V. Dodds
------------------------------------
    Christopher V. Dodds                    Executive Vice President and Chief
                                            Financial Officer (principal
                                            financial and accounting officer)

/s/ Nancy H. Bechtle                        Director
------------------------------------
    Nancy H. Bechtle


/s/ C. Preston Butcher                      Director
------------------------------------
    C. Preston Butcher


/s/ Donald G. Fisher                        Director
------------------------------------
    Donald G. Fisher


/s/ Anthony M. Frank                        Director
------------------------------------
    Anthony M. Frank


/s/ Frank C. Herringer                      Director
------------------------------------
    Frank C. Herringer


/s/ Stephen T. McLin                        Director
------------------------------------
    Stephen T. McLin


/s/ Condoleezza Rice                        Director
------------------------------------
    Condoleezza Rice


/s/ Arun Sarin                              Director
------------------------------------
    Arun Sarin


/s/ George P. Shultz                        Director
------------------------------------
    George P. Shultz


/s/ Roger O. Walther                        Director
------------------------------------
    Roger O. Walther

                               INDEX TO EXHIBITS


Exhibit
Number    Exhibit Description
------    -------------------

5         Opinion of Counsel

23.1      Independent Auditors' Consent

23.2      Consent of Counsel (included in Exhibit 5)